Exhibit 10.7

Certain confidential portions of this exhibit were omitted by means of marking such portions with brackets and asterisks because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed, or constituted personally identifiable information that is not material.

Integrated Marketing Promotion Service Contract of

2023 General Mobilization

Party A: Xiamen Liubenmu Culture Media Co., Ltd.

Address: Unit 604, No. 232, Lyuling Road, Siming District, Xiamen city

Legal representative: Fu Minbo

Party B: Xiamen Kanhao Network Technology Co., LTD

Address: Unit 603-4, Building 1, No. 1888, Hongxiang West Road, Jinhai Street, Xiang’an District, Xiamen City

Legal representative: Liao Chenxin

Party A and Party B are independent legal persons lawfully established and validly existing in accordance with the relevant laws of the People’s Republic of China, and fully enjoy the statutory capacity for civil rights and civil conduct, which is sufficient to enable them to exercise the rights and perform the obligations hereunder. At the same time, when performing the obligations hereunder, Party A and Party B shall not violate any restrictions imposed by applicable laws that are binding on them, nor infringe the legitimate rights and interests of any third party other than this Contract.

In view of this, the two parties, on the principle of equality, voluntariness and joint promotion of development, reached a contract through friendly negotiation.

Article 1 Overview of Cooperation

1.1 Project execution time: from June 10, 2023 to July 23, 2023 (the specific execution time is subject to confirmation by both parties).

1.2 Cooperation Mode: Party A is the brand agent of [*], and Party A or its clients are authorized by Party B to become the “brand partner” of “2023 General Mobilization” and enjoy the advertising return rights and interests of the project. The service contents are shown in the attachment hereto.

Article 2 Terms of Service

2.1 Service objective: Party B helps Party A’s brand and products achieve brand communication through “2023 General Mobilization” as the main communication carrier.

2.2 Service mode: After Party A and Party B sign the contract, Party B shall provide Party A with the detailed execution details of the benefits and returns for review within 7 working days, Party B shall not begin to implement the relevant marketing services until Party A has no objection after approval. If Party A is not satisfied with the service plan, it shall provide Party B with written modification suggestions. Party B shall actively modify the rights and interests plan as required by Party A. For the specific return of equity, please refer to the “List of Equity of Brand Cooperation <2023 General Mobilization>” attached to this Contract.

2.3. Service Evaluation

2.3.1. The completion degree of services is the only standard for Party A to evaluate the completion degree of Party B.

2.3.2. Party B shall submit the project completion report to Party A based on the completion of the service project. After Party A confirms that there is no objection to the acceptance inspection (Party A’s official seal affixed to the report provided by Party B shall be deemed as no objection to the acceptance inspection), Party A shall confirm the service achievements of Party B and pay the service fee.

2.4. Fees and payments

2.4.1.The sponsorship fee of “2023 General Mobilization” is ¥3,200,000 (including tax, in words RMB three hundred and twenty million yuan only).

2.4.2. Payment Method: Within 30 days after the completion of the Project, and Party A confirms Party B’s service achievements, Party A shall pay Party B the full amount of sponsorship and cooperation fee, namely ¥3,200,000 (including tax, in words RMB three hundred and twenty million yuan only).

2.4.3. If there are value-added services during the project activities, a supplementary agreement can be signed separately according to the actual situation after friendly negotiation between the two parties.

2.4.4. Party B shall provide VAT invoice to Party A prior to the payment by Party A, and Party A shall make payment in accordance with the aforesaid payment period upon receipt of the invoice issued by Party B and upon meeting the payment terms. If Party B delays in providing the invoice, Party A has the right of delaying the payment accordingly, and shall not be considered as breaching of contract.

2.4.5. In addition to the fees specified by Party B or the fees explicitly promised by Party A herein, Party B shall not claim payment of any other fees to Party A for any reason. Party B shall notify Party A in writing within a reasonable time in case of any change in the aforesaid fee information and method.

Bank name: Xiamen International Bank Xiamen Pilot Free Trade Zone branch

Account name: Xiamen Kanhao Network Technology Co., LTD.

Account number: [*]

Article 3 Rights and Obligations of Both Parties

3.1 Rights and obligations of Party A

3.1.1 Party A shall, cooperate with Party B in the work, provide necessary convenience for the smooth progress of Party B’s work, and ensure that Party A will not ask Party B for services beyond the scope of the contract in accordance with the contract.

3.1.2 After Party B has specified the list of information required by Party A, Party A shall provide Party B with the basic information about its current situation, brand style positioning, market strategy and other operations and network promotion according to the list of required information provided by Party B, and Party B shall specify the relevant information required by Party A and ensure that it is true, accurate and complete.

3.1.3 Party A shall promptly pay the relevant service fee to Party B as agreed in the contract.

3.1.4. Party A shall have the right to request Party B to adjust the specific execution time, promotion type, promotion content, and designated address of the link in the promotion according to Party A’s product launch demand, promotion goal and advertising effect, and Party B shall make such adjustment as required by Party A. Party A shall give a written notice of such adjustment to Party B two working days in advance.

3.1.5. If this Contract is terminated due to reasons caused by Party A, both parties shall settle according to the actual performance and pay Party B a penalty equal to 5% of the total contract amount.

3.2. Rights and obligations of Party B

3.2.1. During the performance of this Contract and after the expiration or termination of this Contract, Party B undertakes not to accept any hostile business entrustment against Party A and will do its best to safeguard the interests of Party A.

3.2.2 Party B shall assume the obligation of confidentiality and shall not disclose to a third party any materials and documents (including but not limited to contract text, planning copy, implementation plan, communication information and related emails) obtained from Party A and not available through public channels without permission of Party A.

3.2.3. All service achievements (including but not limited to intellectual property rights of relevant achievements) achieved by Party B under this Contract shall belong to Party A and shall not be used, transferred or authorized to be used by any third party outside this Contract without prior written permission of Party A.

3.2.4 Party B shall appoint staff with rich public relations experience and professional knowledge to form a project working group. The members of the project working group shall provide services in the relevant business fields stipulated in this Contract and shall be responsible for the staff designated by Party A.

3.2.5.Party B shall not promote any information that has not been confirmed in writing by Party A. If the information promoted by Party B causes damage to Party A or any third party, Party B shall be liable accordingly.

3.2.6. In case this Contract is terminated or the purpose hereof cannot be realized at all due to reasons attributable to Party B, Party B shall return the unexecuted part of the contract price to Party A and compensate Party A for liquidated damages equal to 5% of the total contract price and all expenses related to the “specially invited ambassadors”..

Article 4 Confidentiality Clause

4.1. Without the written permission of the Disclosing Party, the receiving Party shall not use the Confidential Information for any purpose other than this Contract or disclose it to any third party other than this Contract. Confidential Information means any proprietary and confidential information relating to the companies, business operations or products of both parties, or either party; or any proprietary and confidential data and information disclosed by one party to the other during negotiations for the cooperation. Confidential Information does not include the following information:

(1) Information legally disclosed to a party by a third party;

(2) Information obtained independently by one party without reference to the information of the other party;

(3) Information that is public information or has become public information through no fault of either party.

Article 5 Liability for Breach of Contract

5.1. Party A and Party B shall properly exercise their rights and perform their obligations to ensure the smooth performance of this Contract.

5.2. The breaching party shall immediately cease its breach upon receipt of a written notice from the non-breaching party requesting it to correct its breach. If the non-breaching party fails to correct its breach within two (2) days, the non-breaching party shall have the right to terminate this Contract by notifying the breaching party in writing within five (5) working days from the expiration of the term, and the breaching party shall be liable for compensation for such breach and pay liquidated damages to the non-breaching party. The liquidated damages shall be 20% of the total contract amount.

5.3. If either party fails to perform its obligations correctly, fully and timely, it shall be liable for breach of contract. If losses are caused to the other party, the party shall compensate the other party for the direct and indirect economic losses (including but not limited to attorney’s fees, litigation fees, investigation and evidence collection fees, and media public relations expenses paid by the other party to eliminate adverse social effects due to the breach of contract or infringement of one party).

Article 6 Others

6.1 This Contract shall come into force upon affixing the official seal/contract seal by both parties. This Contract is made in two originals, with one held by each party and both originals shall be equally authentic.

6.2. Matters not covered herein, such as the operation of other social media, shall be separately negotiated by both parties and shall be executed in accordance with relevant laws and regulations, and a written supplementary agreement shall be reached. The annexes and supplementary agreements hereto are integral parts of this Contract and have the same legal effect as this Contract.

6.3. This Contract and all annexes hereto shall be governed by the laws of the People’s Republic of China. Any dispute between Party A and Party B concerning the interpretation and performance of this Contract shall be settled through friendly negotiation. If no settlement can be reached through friendly negotiation, either party may file a lawsuit with Xiamen Siming District People’s Court.

[No text below]

Attachment: List of Brand Cooperation Rights and Interests of <2023 General Mobilization >

Party A (seal):Xiamen Liubenmu Culture Media Co., Ltd.

Authorized Representative:

Date：

Party B (seal):Xiamen Kanhao Network Technology Co., LTD

Authorized Representative:

Date:

List of Brand Cooperation Rights of <2023 General Mobilization >
Genre	Giving Back Equity			Industry designation
Brand Licensing	Brand Title Rights		“2023 general Mobilization” designated cooperative brands”	√
	Joint Logo, Main Kv , Related Rights		use ip’s name, mascot, and slogan rights as a sponsor of 2023 general Mobilization	√
	The Right To Use The Project Image Data		right to use image data such as pictures and videos	√
	The Right To Trade Exclusivity		right of selecting only one enterprise for cooperation in the same industry category	√
Programme Film Advertisment Resources	Programme Soft Advertisment	Section Title	sponsor logo on the cover of the column	√
		Gratitude Expression at the End of The Film	the collective logo is reflected at gratitude expression	√
		Content Placement	total title corner logo implantation
two 5-second advertising display rights in total title video
			a 5-second ad display rights within the industry designated video	√
Media Resources	Video Distribution Platforms		Iqiyi, Tencent Video, Youku Video, Migu Video, Weibo Video, Mepai	√
	Media Publicity		headline sports video patch (in action)	√
			Weibo mobile information flow - recommended video bits (dynamic)	√
			Sina app startup screen advertising	√
Tencent video app mobile focus map (dynamic)
Iqiyi mobile terminal native video information flow advertising national general investment (dynamic)
schedule and release of Wechat moments information flow (dynamic)
			50 PR press releases across the web	√
	Generla Globalization Official weibo	Poster For Promotion	brand LOGO display	√
		Official Weibo Picture Promotion	collective LOGO display at promote poster brand	√

Integrated Marketing Promotion Service Contract of

2023 The First China Bicycle Sports and Riding Conference

Party A: Xiamen Liubenmu Culture Media Co., Ltd.

Address: Unit 604, No. 232, Lyuling Road, Siming District, Xiamen city

Legal representative: Fu Minbo

Party B: Xiamen Kanhao Network Technology Co., LTD

Address: Unit 603-4, Building 1, No. 1888, Hongxiang West Road, Jinhai Street, Xiang’an District, Xiamen City

Legal representative: Liao Chenxin

Party A and Party B are independent legal persons lawfully established and validly existing in accordance with the relevant laws of the People’s Republic of China, and fully enjoy the statutory capacity for civil rights and civil conduct, which is sufficient to enable them to exercise the rights and perform the obligations hereunder. At the same time, when performing the obligations hereunder, Party A and Party B shall not violate any restrictions imposed by applicable laws that are binding on them, nor infringe the legitimate rights and interests of any third party other than this Contract.

In view of this, the two parties, on the principle of equality, voluntariness and joint promotion of development, reached a contract through friendly negotiation.

Article 1 Overview of Cooperation

1.1 The project execution time: from July 2, 2023 to July 30, 2023 (the specific execution time is subject to confirmation by both parties).

1.2 Cooperation Mode: Party A is the brand agent of [*], and Party A or its customers are authorized by Party B to be the “brand partner” of the “2023 The First China Cycling Tour Conference” and enjoy the advertising return rights of the project, and the service contents are set out in the appendix of the contract.

Article 2 Terms of Service

2.1Service objective: Party B will help Party A’s brand and products achieve brand communication through The First China Cycling Conference 2023(the main communication carrier).

2.2 Service mode: After Party A and Party B sign the contract, Party B shall provide Party A with the detailed execution details of the benefits and returns for review within 7 working days, Party B shall not begin to implement the relevant marketing services until Party A has no objection after approval. If Party A is not satisfied with the service plan, it shall provide Party B with written modification suggestions. Party B shall actively modify the rights and interests plan as required by Party A. For the specific return of rights and interests, please refer to the “List of Brand Cooperation Rights and Interests of the 2023 China First Cycling Conference” attached to this Contract.

2.3. Service Evaluation

2.3.1. The completion degree of services is the only standard for Party A to evaluate the completion degree of Party B.

2.3.2. Party B shall submit the project completion report to Party A based on the completion of the service project. After Party A confirms that there is no objection to the acceptance inspection (Party A’s official seal affixed to the report provided by Party B shall be deemed as no objection to the acceptance inspection), Party A shall confirm the service achievements of Party B and pay the service fee.

2.4. Fees and payments

2.4.1.The sponsorship fee of the “2023 China First Cycling Conference “is ¥3,100,000 yuan (including tax, in words RMB three hundred and ten million yuan only).

2.4.2. Payment Method: Within 30 days after the completion of the Project, and Party A confirms Party B’s service achievements, Party A shall pay Party B the full amount of sponsorship and cooperation fee, namely ¥3,100,000 (including tax, in words RMB three hundred and ten million yuan only).

2.4.3. If there are value-added services during the project activities, a supplementary agreement can be signed separately according to the actual situation after friendly negotiation between the two parties.

2.4.4. Party B shall provide VAT invoice to Party A prior to the payment by Party A, and Party A shall make payment in accordance with the aforesaid payment period upon receipt of the invoice issued by Party B and upon meeting the payment terms. If Party B delays in providing the invoice, Party A has the right of delaying the payment accordingly and shall not be considered as breaching of the contract.

2.4.5. In addition to the fees specified by Party B or the fees explicitly promised by Party A herein, Party B shall not claim payment of any other fees to Party A for any reason. Party B shall notify Party A in writing within a reasonable time in case of any change in the aforesaid fee information and method.

Bank name: Xiamen International Bank Xiamen Pilot Free Trade Zone branch

Account name: Xiamen Kanhao Network Technology Co., LTD.

Account number: [*]

Article 3 Rights and Obligations of Both Parties

3.1 Rights and obligations of Party A

3.1.1 Party A shall, cooperate with Party B in the work, provide necessary convenience for the smooth progress of Party B’s work, and ensure that Party A will not ask Party B for services beyond the scope of the contract in accordance with the contract.

3.1.2 After Party B has specified the list of information required by Party A, Party A shall provide Party B with the basic information about its current situation, brand style positioning, market strategy and other operations and network promotion according to the list of required information provided by Party B, and Party B shall specify the relevant information required by Party A and ensure that it is true, accurate and complete.

3.1.3 Party A shall promptly pay the relevant service fee to Party B as agreed in the contract.

3.1.4. Party A shall have the right to request Party B to adjust the specific execution time, promotion type, promotion content, and designated address of the link in the promotion according to Party A’s product launch demand, promotion goal and advertising effect, and Party B shall make such adjustment as required by Party A. Party A shall give a written notice of such adjustment to Party B two working days in advance.

3.1.5. If this Contract is terminated due to reasons caused by Party A, both parties shall settle according to the actual performance and pay Party B a penalty equal to 5% of the total contract amount.

3.2. Rights and obligations of Party B

3.2.1. During the performance of this Contract and after the expiration or termination of this Contract, Party B undertakes not to accept any hostile business entrustment against Party A and will do its best to safeguard the interests of Party A.

3.2.2 Party B shall assume the obligation of confidentiality and shall not disclose to a third party any materials and documents (including but not limited to contract text, planning copy, implementation plan, communication information and related emails) obtained from Party A and not available through public channels without permission of Party A.

3.2.3. All service achievements (including but not limited to intellectual property rights of relevant achievements) achieved by Party B under this Contract shall belong to Party A and shall not be used, transferred or authorized to be used by any third party outside this Contract without prior written permission of Party A.

3.2.4 Party B shall appoint staff with rich public relations experience and professional knowledge to form a project working group. The members of the project working group shall provide services in the relevant business fields stipulated in this Contract and shall be responsible for the staff designated by Party A.

3.2.5.Party B shall not promote any information that has not been confirmed in writing by Party A. If the information promoted by Party B causes damage to Party A or any third party, Party B shall be liable accordingly.

3.2.6. In case this Contract is terminated or the purpose hereof cannot be realized at all due to reasons attributable to Party B, Party B shall return the unexecuted part of the contract price to Party A and compensate Party A for liquidated damages equal to 5% of the total contract price and all expenses related to the “specially invited ambassadors.”

Article 4 Confidentiality Clause

4.1. Without the written permission of the Disclosing Party, the receiving Party shall not use the Confidential Information for any purpose other than this Contract or disclose it to any third party other than this Contract. Confidential Information means any proprietary and confidential information relating to the companies, business operations or products of both parties, or either party; or any proprietary and confidential data and information disclosed by one party to the other during negotiations for the cooperation. Confidential Information does not include the following information:

(1) Information legally disclosed to a party by a third party;

(2) Information obtained independently by one party without reference to the information of the other party;

(3) Information that is public information or has become public information through no fault of either party.

Article 5 Liability for Breach of Contract

5.1. Party A and Party B shall properly exercise their rights and perform their obligations to ensure the smooth performance of this Contract.

5.2. The breaching party shall immediately cease its breach upon receipt of a written notice from the non-breaching party requesting it to correct its breach. If the non-breaching party fails to correct its breach within two (2) days, the non-breaching party shall have the right to terminate this Contract by notifying the breaching party in writing within five (5) working days from the expiration of the term, and the breaching party shall be liable for compensation for such breach and pay liquidated damages to the non-breaching party. The liquidated damages shall be 20% of the total contract amount.

5.3. If either party fails to perform its obligations correctly, fully and timely, it shall be liable for breach of contract. If losses are caused to the other party, the party shall compensate the other party for the direct and indirect economic losses (including but not limited to attorney’s fees, litigation fees, investigation and evidence collection fees, and media public relations expenses paid by the other party to eliminate adverse social effects due to the breach of contract or infringement of one party).

Article 6 Others

6.1 This Contract shall come into force upon affixing the official seal/contract seal by both parties. This Contract is made in two originals, with one held by each party and both originals shall be equally authentic.

6.2. Matters not covered herein, such as the operation of other social media, shall be separately negotiated by both parties and shall be executed in accordance with relevant laws and regulations, and a written supplementary agreement shall be reached. The annexes and supplementary agreements hereto are integral parts of this Contract and have the same legal effect as this Contract.

6.3. This Contract and all annexes hereto shall be governed by the laws of the People’s Republic of China. Any dispute between Party A and Party B concerning the interpretation and performance of this Contract shall be settled through friendly negotiation. If no settlement can be reached through friendly negotiation, either party may file a lawsuit with Xiamen Siming District People’s Court.

[No text below]

Attachment: List of Brand Cooperation Rights and Interests of the 2023 China First Cycling Conference

Party A (seal):Xiamen Liubenmu Culture Media Co., Ltd.

Authorized Representative:

Date：

Party B (seal):Xiamen Kanhao Network Technology Co., LTD

Authorized Representative:

Date

List of Brand Cooperation Rights and Interests of the 2023 China First Cycling Conference
Serial Number	Equity item		Return Content
1	Brand licensing	Title Rights	right to title official event
2		Right To Use Video Data	right to use image data
3		Right To Use Combination Logo	right to use official logo and corporate logo
4	Rights and interests of on-site advertising	Main Background Board of Opening Stage	collective logo display
5		Starting Gate Head	collective logo display
6		A-Board Advertising	client logo displayed separately, 2 pieces/seat
7		Media Interview Background Wall	collective logo presentation
8		Track Banner	Enterprise exclusive banner, designed and arranged by the enterprise
9		Order Book Advertising Page	IP separate enterprise propaganda page screen display
10	Media publicity	Official Public Account Articles	At least two corporate logos are presented at the bottom of official wechat articles, and the collective logo is presented
11		Sina Weibo	Sina Weibo Brand Express (dynamic)
12			Sina Regionally directed Weibo Startup header (static)
13		Tencent Video	Tencent Video PC side to suspend advertising (static)
14			Tencent Sports mobile phone open screen advertising (static)
15		WECHAT	Wechat public account bottom information flow key cities scheduled release (static)
16			Wechat public number at the bottom of the information flow of key cities scheduled release (dynamic)
17			Wechat circle of friends information flow key cities targeted release (static)
18		Hupu	Hupu Start Screen - full screen video
19		Keep	Keep the boot screen (dynamic)
20		Joyrun Ring	The startup page of the app can be clicked static single frame
21		Gu Dong	Goo Dong Sports Open Screen (static)
22		Press release	Press PR releases
23		Sohu News	Sohu news client dynamic loading page
24		Headlines	Headline Sports Video Patch (dynamic)
25		Youku	Youku Video pc side pause AD (static)
26		Baidu	Baidu Kaiping Alliance app matrix static
27			Baidu Kaiping alliance app matrix dynamic